UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2019

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2019, Equity Residential (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”), and its shareholders approved the Equity Residential 2019 Share Incentive Plan (the “2019 Plan”). The maximum number of common shares available for issuance under the 2019 Plan to its trustees, executives and other key employees is 7,000,000 plus the remaining number of common shares available for grant under the Company’s 2011 Share Incentive Plan. The types of awards which may be granted under the 2019 Plan include shares, share options, share appreciation rights and dividend equivalent rights, as well as OP Units and LTIP Units (sometimes referred to as “restricted units”) of ERP Operating Limited Partnership, the Company’s operating partnership. The 2019 Plan will expire on June 27, 2029. As of the date hereof, there have been no awards made under the 2019 Plan.

A brief description of the 2019 Plan is included in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 23, 2019. The descriptions of the 2019 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2019 Plan, a copy of which is attached hereto as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders were asked to consider and vote upon the proposals described in the Proxy Statement. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1 – Election of Trustees

All twelve of the nominees for Trustees were elected to serve for a one-year term which expires at the Company’s 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominee	For	Withheld
Charles L. Atwood	324,827,431	10,470,101
Raymond Bennett	335,070,698	226,834
Linda Walker Bynoe	324,428,748	10,868,784
Connie K. Duckworth	333,273,570	2,023,962
Mary Kay Haben	331,546,887	3,750,645
Bradley A. Keywell	334,316,100	981,432
John E. Neal	329,914,475	5,383,057
David J. Neithercut	328,329,464	6,968,068
Mark J. Parrell	334,626,537	670,995
Mark S. Shapiro	326,028,063	9,269,469
Stephen E. Sterrett	334,321,022	976,510
Samuel Zell	288,730,967	46,566,565

There were 8,186,922 broker non-votes with respect to Proposal 1.

Proposal 2 – Ratification of Independent Auditor for 2019

The selection of Ernst & Young LLP as the Company’s independent auditor for 2019 was ratified by the shareholders, by the votes set forth below.

For	337,492,469
Against	5,512,576
Abstain	479,409

Proposal 3 – Advisory Approval of Executive Compensation

The shareholders approved, on an advisory basis, the executive compensation disclosed in the Proxy Statement, by the votes set forth below.

For	304,277,449
Against	30,655,669
Abstain	364,414
Broker Non-Votes	8,186,922

Proposal 4 – Approval of the Company’s 2019 Plan

The shareholders approved the 2019 Plan, by the votes set forth below.

For	321,109,138
Against	14,021,473
Abstain	166,921
Broker Non-Votes	8,186,922

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Equity Residential 2019 Share Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: July 1, 2019	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: July 1, 2019		By:	/s/ Scott J. Fenster
		Name:	Scott J. Fenster
		Its:	Executive Vice President and General Counsel